Exhibit 10.1

Purchase and Sale Agreement

between

PRB Energy, inc

“Seller”

and

Arête Industries, Inc..

“Buyer”

Effective: September 1, 2006

PURCHASE AND SALE AGREEMENT BY AND BETWEEN ARETE INDUSTRIES, INC. and PRB ENERGY, INC.
EFFECTIVE SEPTEMBER 1, 2006

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (the “Agreement”) entered into this 1st day of September, 2006, is the agreement between PRB Energy, Inc., 1875 Lawrence Street, Suite 450, Denver, Colorado 80202 (the "Seller") and Arête Industries, Inc., 7260 Osceola Street, Westminster, Colorado 80030 (the “Buyer”) concerning the sale and purchase of certain coal bed methane gas gathering pipeline and compressor station-related assets described below. For purposes of this Agreement, the effective date of the purchase and sale shall be 12:01 a.m. Mountain Time on September 1, 2006 (the “Effective Date”). Seller and Buyer shall close the transaction contemplated by this Agreement on or before September 13, 2006, (the “Closing Date”.)

RECITALS:

A. Buyer and Seller desire to enter into an agreement whereby the Seller seeks to sell and the Buyer seeks to buy the coal bed methane gas gathering pipeline and compressor station-related assets currently associated with the TOP Gathering System in Campbell County, Wyoming (hereinafter referred to as the "TOP"); and

B. Buyer and Seller desire to enter into this Agreement to complete said transaction.

Now therefore, in consideration of the mutual agreements and covenants contained herein, Buyer and Seller agree as follows:

1.
Purchase and Sale of Assets. Subject to the terms, conditions and exclusions of this Agreement, Seller agrees to sell and Buyer agrees to purchase Seller’s right, title and interest in and to "TOP" located in Campbell County, Wyoming as depicted on Exhibit A

12.	a.Real Property. All easements, rights of way, permits, licenses, prescriptive rights structures or other interests in real property associated with or relating to the Assets as listed on Exhibit A-1;

13.
b.Equipment. All pipelines, equipment, valves, vessels, fittings, meters or other measurement facilities, operational and control equipment, pig launchers, pig catchers, tanks and all other personal property, as depicted on Exhibit A (one dehydration unit & one ecology pot currently on site are excluded from the purchase and sale) ;

14.	c.Contracts et al. All contracts and agreements relating to the use of the assets, as depicted on Exhibit A-1;

d.
Other Interests in the Assets. All other rights, titles and interests in and to the Assets as described above are part of the Assets, it being the purpose and intent of this Agreement that Seller sell and Buyer purchase all of Seller’s right, title and interest in and to the Assets.

PURCHASE AND SALE AGREEMENT BY AND BETWEEN ARETE INDUSTRIES, INC. and PRB ENERGY, INC.
EFFECTIVE SEPTEMBER 1, 2006

2.
Purchase Price. In consideration of the conveyance of the Assets, upon execution of this Agreement, Buyer shall pay to Seller the sum of Three Hundred and Thirty Thousand Dollars and no cents ($330,000.00) (the “Purchase Price”)

3.	Seller's Representations and Warranties. Seller represents and warrants, to the best of its knowledge, the following to Buyer as of the Closing Date:

a.	Preferential Rights to Purchase. No third party holds any preferential right to purchase, right of first offer, right of last refusal or other preferential right to purchase the Assets.

b.	Signatory for Seller. The signatory for Seller has the full power and authority to bind the Seller to the terms hereof, and to complete the sale contemplated hereby.

c.	Agreement Represents. This Agreement represents the valid and subsisting agreement of Seller, fully binding upon Seller and subject only to general principles of equity and bankruptcy laws.

d.	No Abandonment. Seller has taken no actions that demonstrate an intent to abandon the Assets, or released of record any rights of way pertaining to the Assets.

e.	Fees. Seller has incurred no liability, contingent or otherwise, for broker's or finder's fees in respect to this transaction for which Buyer shall have any responsibility whatsoever.

4.	Buyer's Representations and Warranties. Buyer represents and warrants, to the best of Buyer’s knowledge, the following to Seller as of the Closing Date:

a.
Consents and Approvals. No consent, approval, authorization, license, order or permit, or declaration, filing or registration with, or notification to any governmental authority or any other person, is required to be obtained by the Buyer in connection with the execution and delivery of this Agreement by the Buyer or the performance of the Buyer's obligations hereunder;

b.
Fees. Buyer has not incurred any liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Seller shall have any responsibility whatsoever;

1.	c.Restoration. Buyer has the sole responsibility to determine the necessary measures and to perform all necessary restoration of the Assets.

5.
WARRANTY. BUYER ACKNOWLEDGES AND AGREES THAT THE ASSETS LISTED IN EXHIBITS A, A-1 AND B ARE BEING TRANSFERRED, ASSIGNED AND CONVEYED FROM SELLER TO BUYER "AS IS, WHERE IS AND WITH ALL FAULTS" IN THEIR PRESENT CONDITION AND STATE OF REPAIR. SELLER HEREBY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES

PURCHASE AND SALE AGREEMENT BY AND BETWEEN ARETE INDUSTRIES, INC. and PRB ENERGY, INC.
EFFECTIVE SEPTEMBER 1, 2006

CONCERNING THE ASSETS, EXPRESS OR IMPLIED, WHETHER ARISING IN CONTRACT, TORT OR ANY OTHER THEORY OF LAW, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF TITLE, MERCHANTABILITY OR FITNESS FOR A GENERAL OR PARTICULAR PURPOSE. FURTHER, BUYER SPECIFICALLY AGREES THAT SELLER IS MAKING NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE ADEQUACY OR COMPLETENESS OF THE UNDERLYING REAL PROPERTY INTERESTS ASSOCIATED WITH OR USED IN CONNECTION WITH THE ASSETS, INCLUDING BUT NOT LIMITED TO EASEMENTS AND RIGHTS OF WAY.

6. Indemnification.

a.
By Seller. Seller agrees to indemnify, defend and hold Buyer harmless on account of all debts, liabilities or causes of action attributable to Buyer’s ownership of the property and to transactions applicable to the Contracts which accrued prior to the date of Closing except as otherwise set forth below; and

b.
By Buyer. Buyer agrees to indemnify, defend and hold Seller harmless on account of all debts, liabilities or causes of action attributable to Seller’s ownership of the property and to transactions applicable to the Contracts which accrued after to the date of Closing.

c.	All indemnities of or by the parties under this Agreement shall survive the Closing Date hereof.

7.	Conveyance Documents. At Closing, Seller shall execute and deliver an Assignment, Conveyance, and Bill of Sale in the form of which is attached as Exhibit B.

8.	Conditions to Closing - Seller. The Seller’s obligations at Closing are subject, at Seller’s option, to the satisfaction at or prior to the Closing Date of the following conditions precedent:

a.
All representations and warranties of Buyer contained in Paragraph 4 of this Agreement shall be true and correct in all material respects, and Buyer shall have performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by Buyer at or prior to the Closing Date in all material respects;

2.	b.Buyer shall have executed and delivered to Seller all of the documents that are contemplated to be executed and delivered pursuant to this Agreement prior to or at the Closing Date.

9.	Conditions to Closing - Buyer. The Buyer’s obligations at Closing are subject, at Buyer’s option, to the satisfaction at or prior to the Closing Date of the following conditions precedent:

a.	All representations and warranties of Seller contained in Paragraph 3 of this Agreement shall be true and correct in all material respects, and Seller shall have performed and

PURCHASE AND SALE AGREEMENT BY AND BETWEEN ARETE INDUSTRIES, INC. and PRB ENERGY, INC.
EFFECTIVE SEPTEMBER 1, 2006

satisfied all covenants and agreements required by this Agreement to be performed and satisfied by Seller at or prior to the Closing Date in all material respects;

b.	Seller shall have executed and delivered to Buyer all of the documents that are contemplated to be executed and delivered pursuant to this Agreement prior to or at the Closing Date.

10. Termination. This Agreement may be terminated in accordance with the following provisions:

a.	By Seller if the conditions set forth in Paragraph 8 are not satisfied, through no fault of the Seller, or waived by Seller in writing, as of the Closing Date; or

b.	By Buyer if the conditions set forth in Paragraph 9 are not satisfied, through no fault of the Buyer, or waived by Buyer in writing, as of the Closing Date.

11.
Confidentiality. Unless required by applicable law, rules or regulations, neither party hereto shall make a public announcement or communication to any third party concerning this Agreement or the transactions contemplated hereby without the express written consent of the other party. Notwithstanding any of the foregoing, Buyer and Seller shall be permitted to communicate as deemed necessary in its sole discretion regarding change of ownership of Property.

12.
Entire Agreement. This Agreement, together with Exhibits “A”, “A-1” and “B” attached hereto and data delivered hereunder, shall constitute the complete agreement between the parties hereto and shall supersede all prior agreements, whether written or oral, and any representations or conversations with respect to the purchase and sale of the Assets.

13.
Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their successors and assigns. This Agreement may be assigned to a party’s parent, subsidiary, member or affiliate without the consent of the other party provided notice of such assignment is provided to the other party. No other assignment by either party shall be made without the express written consent of the other party, which shall not be unreasonably withheld.

14.	Counterparts. This Agreement may be executed in any number of counterparts each of which shall be considered an original and each of which shall be an enforceable agreement.

15.	Law Applicable. This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming applicable to contracts made and performed entirely therein.

16.
Joint Draft. This Agreement was drafted and prepared by Seller and Buyer with each party having access to their own legal counsel. Seller and Buyer each waive any position or claim that it may now have or may have in the future based on the argument that the Agreement was drafted by only one of the parties and not jointly prepared by Seller and Buyer.

PURCHASE AND SALE AGREEMENT BY AND BETWEEN ARETE INDUSTRIES, INC. and PRB ENERGY, INC.
EFFECTIVE SEPTEMBER 1, 2006

17.
Severability: Each and every provision of this Agreement is intended to be severable. If any term or provision is held to be invalid or illegal for any reason whatsoever, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance contemplated by this transaction is not affected in a materially adverse manner with respect to either party.

18.
Mediation: No civil action with respect to any dispute, claim or controversy arising out of or relating to this Agreement may be commenced until the matter has been submitted to a mediator for mediation. Either Party may commence mediation by providing to the other party a written request for mediation, setting forth the subject of the dispute, claim or controversy and the relief requested. It is hereby agreed that the Parties, upon occasion that such a notice is delivered, shall endeavor for a period of thirty (30) days to reach an accord on the disputed matter prior to going to formal mediation. Should the Parties fail to reach such an accord, the Parties agree to cooperate and act in good faith in the selection of a mutually agreed to mediator and in scheduling the mediation proceedings. The Parties further covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the Parties, their agents, attorneys, employees, or experts, and by the mediator and the mediator’s employees, are confidential, privileged and inadmissible for any purposes, including impeachment, in any litigation or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible non-discoverable as a result of its use in the mediation. Either Party may seek equitable relief prior to the mediation to preserve the status quo pending completion of the mediation process. Except for an action to obtain equitable relief, neither party may commence a civil action with respect to the matters submitted to mediation until after the completion of the initial mediation session, or 45 days after the date of filing of the written request for mediation, whichever occurs first. Mediation may continue after the commencement of a civil action, if the Parties so desire. The provisions of this clause may be enforced by any Court of competent jurisdiction in the State of Wyoming, and the Party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys’ fees, to be paid by the Party against whom the enforcement is ordered.

19.
Attorney's Fees. The prevailing party in any dispute hereunder shall be entitled to recover its reasonable attorneys' fees and costs. In addition, should either party decline to complete the closing and associated transaction, the declining party shall pay all attorney's fees and costs of the party seeking to close the transaction.

20.	Waivers. No party’s rights hereunder will be deemed waived except by a writing signed by such party.

21.
Incorporation of Exhibits. All exhibits and schedules referred to herein are attached hereto and are made a part hereof by this reference. This Agreement shall be the controlling document to the extent there is any conflict between the language of this Agreement and any of the exhibits.

22.	Survival. Except as otherwise provided herein, the representations and warranties contained in

PURCHASE AND SALE AGREEMENT BY AND BETWEEN ARETE INDUSTRIES, INC. and PRB ENERGY, INC.
EFFECTIVE SEPTEMBER 1, 2006

this Agreement shall not survive the closing.

23.
Further Assurances and Agreements. Seller and Buyer each agree that it will take such further or other action(s) and to execute or deliver such other documents necessary to carry out the purposes and intent of this Agreement or any document delivered pursuant to this Agreement.

IN WITNESS WHEREOF, the Parties to this Agreement have executed this Agreement as of the Effective Date first above written.

ARETE INDUSTRIES, INC.

By: /s/ Charles Gamber
Name: Charles Gamber
Title: CEO/President

PRB ENERGY, INC.

By : /s/ Bill Hayworth
Name: Bill Hayworth
Title: President

PURCHASE AND SALE AGREEMENT BY AND BETWEEN ARETE INDUSTRIES, INC. and PRB ENERGY, INC.
EFFECTIVE SEPTEMBER 1, 2006

EXHIBIT A

ATTACHED TO AND MADE A PART OF THAT CERTAIN
PURCHASE AND SALE AGREEMENT BY AND BETWEEN
ARETE INDUSTRIES, INC. and PRB ENERGY, INC.

DESCRIPTION OF ASSETS

Pipelines
•	4.5 Miles 8” coated steel pipe, hydro-tested, welds x-rayed and cathodically protected
•	Pig launcher/receiver

Interconnect
•	Building
•	Slug catcher
•	Level Controller/Scrubber pot
•	400 BBL Tank
•	Pig launcher/receiver

Buff Station

•	Inlet Separator
•	Separator flash tanks (2)
•	400 BBL Tank
•	Various Piping and various valves - heat traced and insulated
•	Emergency shut down system - fire eyes (4), gas detectors (4)
•	Meter houses (3) - Barton Chart meter, Total Flow Meters
•	Oxygen analyzer
•	Suction control valves (4)
•	Regulators
•	Buildings (4)

PURCHASE AND SALE AGREEMENT BY AND BETWEEN ARETE INDUSTRIES, INC. and PRB ENERGY, INC.
EFFECTIVE SEPTEMBER 1, 2006

EXHIBIT A-1

ATTACHED TO AND MADE A PART OF THAT CERTAIN
PURCHASE AND SALE AGREEMENT BY AND BETWEEN
ARETE INDUSTRIES, INC. and PRB ENERGY, INC.

Real Property and Leasehold Interests
•	Compressor Site Agreement by and between the WYO Davis Family Limited Partnership and PRB Gas Transportation, Inc. successor to TOP Gathering LLC, dated June 3, 2002
•	Pipeline Right-of-Way Grant by and between Ohmans, Inc. a Wyoming Corporation and PRB Gas Transportation, Inc. successor to TOP Gathering LLC, dated September26, 2001
•	Receipt Point Site Lease by and between Ohmans, Inc., a Wyoming Corporation and PRB Gas Transportation, Inc. successor to TOP gathering, LLC dated December 31, 2001
•	Gas Compressor Equipment Master Rental Agreement by and between Universal Compression and PRB Gas Transportation, Inc. successor to TOP Gathering LLC, dated December 17, 2001

Governmental Authorizations
•	State of Wyoming, Department of Environmental Quality Air Quality Permit CT-2598, Buff Compressor Station, dated November 23, 2001 as modified by Permit No. MD-837, dated December 17, 2002

Contracts and Agreements
•	Gathering Services Agreement by and between Bear Paw Energy, LLC and PRB Gas Transportation, Inc. successor to TOP Gathering LLC, dated September 20, 2001
•	Gathering Services Agreement by and between PRB Gas Transportation, Inc. successor to TOP gathering LLC and United Energy Trading, dated July 18, 2002
•	Gathering Services Agreement by and between PRB Gas Transportation, Inc. successor to TOP Gathering LLC and Natural Gas Fuel Company, Inc. dated October 15, 2001
•	Gathering Services Agreement by and between PRB Gas Transportation, Inc. successor to TOP Gathering LLC and Natural Gas Fuel Company, Inc. - Emerald dated July 18, 2002 (Expired)
•	Operating Agreement of TOP Gathering LLC dated October 15, 2001 (Expired)
•	Contribution Agreement dated October 15, 2001, by and among Pete Haman, Knorstar Energy, LLC, data management Consultants, Inc. and Crescent Holding, LLC (Expired)
•	Letter Agreement dated June 12, 2002 by and between TOP Gathering LLC and Global Vision Solutions LLC for an internet based monitoring system (Expired)

EXHIBIT B
ATTACHED TO AND MADE A PART OF THAT CERTAIN
PURCHASE AND SALE AGREEMENT BY AND BETWEEN
ARETE INDUSTRIES, INC. and PRB ENERGY, INC.

ASSIGNMENT, CONVEYANCE, and BILL OF SALE

STATE OF WYOMING	)
)
COUNTY OF CAMPBELL	)

THIS ASSIGNMENT, CONVEYANCE, AND BILL OF SALE (the "Assignment") dated as of September 13, 2006 is entered into between ARETE INDUSTRIES, INC. ("Assignee") and PRB ENERGY, INC. ("Assignor").

WITNESSETH:

FOR TEN DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby GRANTS, CONVEYS, QUITCLAIMS and ASSIGNS to Assignee all of Assignor's right, title and interest in and to the following properties (real, personal, or mixed) and rights (contractual or otherwise) unless expressly reserved or excluded herein: together with all rights incident thereto as set forth in Exhibits A and A-1. All properties, real, personal, or mixed and rights (contractual or otherwise) included hereinabove are sometimes referred to hereinafter as the "Property" or "Properties".

TO HAVE AND TO HOLD the Properties subject to the following terms and conditions:

1. The terms, covenants, and conditions hereof bind and inure to the benefit of the parties hereto and their respective successors and assigns. All future conveyances of any portion of the Properties and/or their associated facilities and equipment shall recognize and perpetuate the rights and obligations set out herein.

2. ASSIGNEE ACKNOWLEDGES AND AGREES THAT THE ASSETS LISTED IN EXHIBITS A and A-1 ARE BEING TRANSFERRED, ASSIGNED AND CONVEYED FROM ASSIGNOR TO ASSIGNEE "AS IS, WHERE IS AND WITH ALL FAULTS" IN THEIR PRESENT CONDITION AND STATE OF REPAIR. ASSIGNOR HEREBY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES CONCERNING THE ASSETS, EXPRESS OR IMPLIED, WHETHER ARISING IN CONTRACT, TORT OR ANY OTHER THEORY OF LAW, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF TITLE, MERCHANTABILITY OR FITNESS FOR A GENERAL OR PARTICULAR PURPOSE. FURTHER ASSIGNEE SPECIFICALLY AGREES THAT ASSIGNOR IS MAKING NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE ADEQUACY OR COMPLETENESS OF THE UNDERLYING REAL PROPERTY INTERESTS ASSOCIATED WITH OR USED IN CONNECTION WITH THE ASSETS, INCLUDING BUT NOT LIMITED TO EASEMENTS AND RIGHTS OF WAY.

3. This Assignment and its performance shall be construed in accordance with, and governed by, the laws of the State of Wyoming without regard to the choice of law rules of any jurisdiction, and Assignor and Assignee submits to the exclusive jurisdiction of State Courts located in Gillette, Campbell County, Wyoming.

EXECUTED this 13th day of September, 2006.

ASSIGNOR:
PRB Energy, Inc.

/s/ Bill Hayworth
Bill Hayworth
President

ASSIGNEE:
Arête Industries, Inc.

/s/ Charles Gamber
Charles Gamber
CEO/President

PURCHASE AND SALE AGREEMENT BY AND BETWEEN ARETE INDUSTRIES, INC. and PRB ENERGY, INC.
EFFECTIVE SEPTEMBER 1, 2006

STATE OF COLORADO	)
)
COUNTY OF DENVER	)

The foregoing instrument was acknowledged before me this 13 day of September, 2006, by Bill Hayworth on behalf of PRB Energy, Inc.

Witness my hand and official seal.

/s/ Mary L. McKinezy
Notary Public

My Commission Expires: 11/21/2009

STATE OF COLORADO	)
)
COUNTY OF DENVER	)

The foregoing instrument was acknowledged before me this 13th day of September, 2006, by Charles Gamber on behalf of Arête Industries, Inc.

Witness my hand and official seal.

/s/ Mary L. McKinezy
Notary Public

My Commission Expires: 11/29/2009